UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 6, 2009

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants’ telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

ITEM 8.01     OTHER EVENTS.

2012 Baseload Resource

On March 6, 2009, Idaho Power Company (“Idaho Power”) filed an application with the Idaho Public Utilities Commission (“Commission”) for a Certificate of Public Convenience and Necessity (“CPCN”) authorizing Idaho Power to construct, own and operate the Langley Gulch power plant (“Langley Gulch”).  Langley Gulch is a natural gas-fired combined cycle combustion turbine (“CCCT”) generating plant with a nameplate capacity of approximately 330 MWs and is anticipated to be in operation by December 2012.  Idaho Power proposes to construct Langley Gulch in Payette County, approximately 4 miles south of the town of New Plymouth, Idaho, commencing in summer 2010.  The plant would connect to existing transmission lines.

The need for a baseload generating resource was identified in Idaho Power’s 2004 and 2006 Integrated Resource Plans and the 2008 plan update.  Langley Gulch was selected as the result of a competitive process (“Request for Proposals” or “RFP”) Idaho Power issued in April 2008.  Proposals received from independent power supply developers were compared to each other and to an Idaho Power-owned and operated CCCT.  An independent consultant assisted Idaho Power with the evaluation process, which considered price and non-price attributes of the responses to the RFP.  Idaho Power’s CCCT, Langley Gulch, was identified as the preferred resource, because of location, operating flexibility and lower cost.

Idaho Power’s estimate for construction of Langley Gulch is $427.4 million, including transmission interconnection costs.  Idaho Power’s application requests that amounts incurred in excess of the estimate would be included in rates only if the Commission agreed the additional amounts were prudent and should be included in rates.  Should the CPCN be granted by the Commission, it is expected that Idaho Power would spend between $45-$50 million during 2009 on the project.  The CPCN is expected to be issued in the third quarter of 2009.  Idaho Power entered into two equipment supply contracts for the project with Siemens Energy – a gas turbine purchase agreement dated December 19, 2008, and a steam turbine purchase agreement dated February 11, 2009.  Idaho Power has paid approximately $8.7 million to Siemens Energy to reserve the turbine equipment purchases under the contracts, with no further payment required before September 2009.  The contracts may be assigned by Idaho Power with the consent of Siemens Energy (which may not be unreasonably withheld).  Idaho Power also has the right to cancel the contracts at any time by paying specified cancellation charges.

In its application, Idaho Power requested that the Commission include in its order one of two alternative ratemaking mechanisms: (1) authorization for Idaho Power to annually include construction work in progress in rate base for all or a portion of the construction expenditures or (2) a commitment for the Commission to apply specific ratemaking parameters for project costs and investment that Idaho Power can rely upon when Langley Gulch is completed, including (a) acceptance of the reasonableness of costs up to the cost estimate, (b) commencement of cost recovery upon commercial operation and (c) agreement that the return on equity on Langley Gulch would be the same as is in effect when Langley Gulch is placed in service.

Idaho Power also requested that the Commission authorize it to recover its prudently expended fuel costs through the power cost adjustment mechanism.

Certain statements contained in this Current Report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are “forward-looking statements” within the meaning of federal securities laws. Although IDACORP and Idaho Power believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Factors that could cause actual results to differ materially from the forward-looking statements include:  the effect of  regulatory decisions by the Idaho Public Utilities Commission, the Oregon Public Utility Commission and the Federal Energy Regulatory Commission affecting our ability to recover costs and/or earn a reasonable rate of return including, but not limited to, the disallowance of costs that have been deferred; changes in and compliance with state and federal laws, policies and regulations  including new interpretations by oversight bodies, which include the Federal Energy Regulatory Commission, the North American Electric Reliability Corporation, the Western Electricity Coordinating Council, the Idaho Public Utilities Commission and the Oregon Public Utility Commission, of existing policies and regulations that affect the cost of compliance, investigations and audits, penalties and costs of remediation that may or may not be recoverable through rates; changes in tax laws or related regulations or new interpretations of applicable law by the Internal Revenue Service or other taxing jurisdiction; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and penalties and settlements that influence business and profitability; changes in and compliance with laws, regulations, and policies including changes in law and compliance with environmental, natural resources, endangered species and safety laws, regulations and policies and the adoption of laws and regulations addressing greenhouse gas emissions, global climate change, and energy policies; global climate change and regional weather variations affecting customer demand and hydroelectric generation; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generation, transmission and distribution facilities, including an inability to obtain required governmental permits and approvals, rights-of-way and siting, and risks related to contracting, construction and start-up; operation of power generating facilities including performance below expected levels, breakdown or failure of equipment, availability of transmission and fuel supply; changes in operating expenses and capital expenditures, including costs and availability of materials, fuel and commodities; blackouts or other disruptions of Idaho Power Company’s transmission system or the western interconnected transmission system; population growth rates and other demographic patterns; market prices and demand for energy, including structural market changes; increases in uncollectible customer receivables; fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms, which can be affected by factors such as credit ratings, volatility in the financial markets and other economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; changes in interest rates or rates of inflation; performance of the stock market, interest rates, credit spreads and other financial market conditions, as well as changes in government regulations, which affect the amount and timing of required contributions to pension plans and the reported costs of providing pension and other postretirement benefits; increases in health care costs and the resulting effect on medical benefits paid for employees; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; homeland security, acts of war or terrorism; natural disasters and other natural risks, such as earthquake, flood, drought, lightning, wind and fire; adoption of or changes in critical accounting policies or estimates; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements. Any such forward-looking statements should be considered in light of such factors and others noted in the companies’ Annual Report on Form 10-K for the year ended December 31, 2008, and other reports on file with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  March 10, 2009

IDACORP, Inc.

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer

IDAHO POWER COMPANY

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer